Filed pursuant to Rule 497(e)
1933 Act File No. 333-220520
1940 Act File No. 811-23293

Supplement dated June 18, 2019
to the

Cushing MLP Infrastructure Fund
Prospectus and Summary Prospectus dated March 30, 2019

The following replaces the Average Annual Total Returns table in the Prospectus and Summary Prospectus dated March 30, 2019.

Average Annual Total Returns (for Periods Ended December 31, 2018)

	One Year	Five Year	Since Inception (March 1, 2010)
Class I Shares
Returns before taxes	-16.45%	-4.16%	6.85%
Returns After Taxes on Distributions	-16.55%	-6.03%	4.96%
Returns After Taxes on Distributions and Sale of Fund Shares	-9.64%	-3.72%	4.73%
Class A Shares
Returns before taxes	-21.28%	-5.42%	5.95%
Class C Shares
Returns before taxes	-18.10%	-4.86%	5.99%
S&P 500® Index	-4.38%	8.49%	11.91%
(reflects no deduction for fees, expenses or taxes)